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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                          SENIOR CARE INDUSTRIES, INC.

           Nevada                                               68-0221599
           -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                 410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                        (949) 376-3125 (949) 376-9117 FAX
                           (ISSUER'S TELEPHONE NUMBER)

             SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:

TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
                                        REGISTERED
---------------------------             ------------------------------

---------------------------             ------------------------------

             SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                                (TITLE OF CLASS)

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FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., (Senior Care, or the Company) cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as may, expect, believe, anticipate, intend, could, estimate, plans, or continue or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward- looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

                                        2

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            5

Item 4.  Changes in Registrant's Certifying Accountant                         5

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     6

Item 8.  Change in Fiscal Year                                                 8

Item 9.  Change in Security Ratings                                            8

Signatures                                                                     9

                                        3

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Item 1. Changes in Control of Registrant

No Changes to report.

Item 2. Acquisition or Disposition of Assets

On April 25, 2002, two subsidiary corporations of Senior Care were sold in two cash and stock transactions. The buyer, in both instances, Aall Finished Construction, Inc. is a wholly owned subsidiary of Career Worth, Inc. [Career Worth], a public company traded on the over-the-counter bulletin board under the symbol "CRWO."

Senior Care did this primarily to further consolidate its operations and holdings so that the company can concentrate on its core business of developing homes for seniors. The two sales disposed of Pecos Russell Business Center, an executive office building in Las Vegas, Nevada and Friendly Bear Plaza, a shopping strip mall, also in Las Vegas, Nevada. Both of these properties were being held for rental income. The business of holding properties for rental income is not Senior Care's core business and no longer fits its strategy of developing commercial complexes only when they are a part of a larger planned urban development project.

In the transaction involving the sale of the stock which Senior Care held in P/R Business, Inc. which is the owner of the Pecos Russell Business Center, Senior Care obtained a total of 3,100,000 shares of Career Worth, Inc. common stock and $250,000 in cash which will be paid within 90 days of the sale. The value of the Career Worth stock on the date of the closing of the sale was set for purposes of the contract at $1.00 per share. Should the bid price of that stock fall in value below the $1.00 per share amount at any time within the next year, then the seller must compensate Senior Care in additional stock for the loss of stock value in the transaction. It should be noted that the actual bid price of Career Worth on April 25, 2002, the closing date, was $2.67. However, the price of $1 was agreed to between the parties based upon the fact that Career Worth has a limited operating history, limited liquid assets and the agreement's make-up share provision which gives Senior Care asset protection by requiring additional shares if the bid price falls below $1.00 during the next year.

In the other transaction, Senior Care sold its interest in Friendly Bear Plaza, Inc. to the same buyer and obtained 1,100,000 additional shares of stock in Career Worth and an additional $250,000 cash payment in 90 days from the date of closing. Again, as in the other transaction, should Career Worth stock fall in value below the bid price on the date escrow closed at any time within the next year, then the seller must compensate Senior Care in additional stock for the loss of stock value in the transaction.


                                        4

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The following table shows Senior Care's carrying value for these properties on
December 31, 2001 which was the last date for which Senior Care has reported the carrying value of these properties, the amount of loans assumed by the buyer from Senior Care and the stock value of Career Worth, Inc. common stock assigned by the contract plus the cash to be paid in 90 days:

Carrying value of                            Carrying value of
P/R Business, Inc.      $ 6,054,000          Friendly Bear Plaza, Inc.    $ 3,541,000
 Less: Loans assumed     (3,489,000)          Less: Loans assumed          (2,633,000)
                          ---------                                         ---------
 Carrying value:        $ 2,565,000           Carrying value:             $   908,000

Value of 3,100,000 shares                    Value of 1,100,000 shares of
of Career Worth         $ 3,100,000          Career Worth                 $ 1,100,000
Cash                        250,000          Cash                             250,000
                          ---------                                         ---------
Total sale price:       $ 3,350,000          Total sale price:            $ 1,350,000
Costs of sale (note 1)      411,000          Costs of sale (note 1)           411,000
                          ---------                                         ---------
Net sale price          $ 2,939,000          Net sale price               $   939,000

Difference between                           Difference between
Net value & net                              Net value & net
sale price:             $   374,000          sale price:                  $    31,000

Note 1 - A total of 3,500,000 shares of Senior Care common stock will be issued to certain consultants in lieu of cash compensation for work performed in connection with these sales. The value of the stock for purposes of this calculation was based upon the average bid price for the stock on the date the sale closed which was on April 25, 2002 when the average bid price that day was $.23 per share.

Item 3. Bankruptcy or receivership

Nothing to report

Item 4. Changes in Registrant's Certifying Accountant

Nothing to report

Item 5. Other Events

Nothing to report

Item 6. Resignation of Registrant's Directors

Nothing to report.

                                        5

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Item 7a. Financial Statements

We have prepared pro forma financial information to show what the effects would be on the historical financial information reported in our Amended Annual Report which was filed on Form 10K-SB on April 19, 2002 had the disposition of P/R Business, Inc. and Friendly Bear Plaza, Inc. occurred on December 31, 2001. However, the pro forma condensed balance sheet is not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transactions actually occurred earlier.

Management has made certain assumptions which we believe provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column reflects the proper application of those assumption to those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of December 31, 2001.

                           Senior Care Industries, Inc.
                                  Balance Sheet
                                December 31, 2001

                                                Historical        Pro forma
                                                ----------        ---------
Manufacturing Assets:
 Current Assets                               $  1,137,000      $  1,137,000
 Property & Equipment                              795,000           795,000
 Intangible Assets                                 917,000           917,000
                                              ------------      ------------
 Total Manufacturing Assets:                  $  2,849,000      $  2,849,000
                                              ------------      ------------
Real Estate Assets:
 Equity interest held for liquidation         $  2,000,000      $  2,000,000
 Real estate inventory                           3,576,000         3,576,000
 Commercial rental property                      9,595,000            -0-
 Real estate held for development               94,547,000        94,547,000
 Undivided interest in real estate               6,000,000         6,000,000
 Other assets                                       19,000            19,000
 Notes receivable from real
 estate sales (note 1)                             -0-               500,000
                                              ------------      ------------
Total real estate assets:                     $115,737,000      $106,642,000
                                              ------------      ------------
Investments in
marketable securities (note 2)                $    -0-          $  4,200,000
                                              ------------      ------------
Total Assets                                  $118,586,000      $113,691,000
                                              ============      ============

continued on page 7

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                           Senior Care Industries, Inc.
                            Balance Sheet (continued)
                                December 31, 2001

                                                Historical        Pro forma
                                                ----------        ---------
Liabilities & Stockholders' Equity

Manufacturing liabilities                     $  1,371,000      $  1,371,000
Real estate liabilities (note 2)                41,252,000        35,130,000
                                              ------------      ------------
Total liabilities:                            $ 42,623,000      $ 36,501,000
                                              ------------      ------------
Stockholders' equity
 Stock outstanding, $.001 par value                 22,000            22,000
 Additional paid in capital                    106,840,000       108,840,000
 Accumulated deficit                           (30,899,000)      (29,672,000)
                                              ------------      ------------
Total stockholders' equity:                   $ 75,963,000      $ 77,190,000
                                              ------------      ------------
Total Liabilities & Stockholder Equity        $118,586,000      $113,691,000
                                              ============      ============

Note 1 - Senior Care received two promissory notes from Career Worth totaling $500,000 which are to be paid in cash within 90 days of the close of escrow which was on April 25, 2002.

Note 2 - Senior Care received a total of 4,200,000 common shares of Career Worth, Inc. as partial payment for the sale of Senior Care's interest in P/R Business, Inc. and Friendly Bear Plaza, Inc. Career Worth is a fully reporting bulletin board company without any long term history of stock trading on the over-the-counter bulletin board market. For that reason, management of Senior Care determined that even though the stock was trading at a bid price of $2.67 per share on the date the escrow closed on these transactions, April 25, 2002, the stock should be discounted approximately 60% from its bid price to arrive at a fair market value for purposes of accounting for proceeds received by Senior Care. For that reason, the contracts set a fixed price of $1.00 per share as the value of the each share received and should the bid price of the shares fall below $1.00 at any time over the next year, Senior Care is entitled to receive additional shares to compensate for that loss of value. Since Career Worth has a limited operating history, limited liquid assets and has provided a make-up share provision in the agreements which allow Senior Care to get additional stock if the bid price falls below $1.00 at any time during the next year, the Career Worth stock received by Senior Care has been valued at $1 per share for purposes of these transactions which management believes is a fair valuation taking these considerations into account.

As of the date the sale closed, April 25, 2002, Senior Care received a total of 4,200,000 common shares of Career Worth which comprised less than 20% of the total number of shares outstanding in Career Worth as of that date. Since Senior Care's ownership interest in Career Worth was less than 20% on the date of closing, April 25, 2002, management of Senior Care will report a gain on the exchange and the equity interest held by Senior Care which will be accounted for as available-for-sale marketable securities.


                                        7

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Note 3 - On April 25, 2002, Senior Care Industries, Inc. closed escrow on the reported real estate transactions which resulted in a reduction of real estate debt for which Senior Care was responsible and that responsibility was assumed by the buyer resulting in the following:

   Description of debt                       Amount of debt               Reduction in debt
                                             assumed by buyer             to Senior Care
-------------------------------------------------------------------------------------------
Friendly Bear Property
----------------------
A bank loan bearing interest at 8.50%, per
annum, 25 year amortization, monthly
payments of principal and interest $19,975,
all due & payable on Aug. 1, 2007              $  2,433,000                   $ 2,433,000

Private loan bearing interest at 15% per
annum, interest only payments, due                  200,000                       200,000
July 2002

Pecos Russell Business Center
-----------------------------
A bank loan bearing interest at 8.19%,
per annum, payable in monthly
installments of principal and interest of
$8,880, due on January 1, 2006                    1,120,000                     1,120,000

A 2nd trust deed private party loan bearing
interest at 15% stated rate with a
19% default rate, interest only payable monthly,
currently in default and due on demand.             140,000                       140,000

A bank loan bearing interest at 9.25%, per
annum, $9,090 monthly payments of
principal and interest, due February 2007           965,000                       965,000

A private loan bearing interest at 9.5%, per
annum, payments of $1,412 monthly of
principal and interest, due July 2004               144,000                       144,000

A bank loan bearing interest at 8.19%, per
annum, payments of principal and interest
of $9,500 per monthly, all due February 2007      1,120,000                     1,120,000
                                                 ----------                    ----------
Total:                                           $6,132,000                    $6,132,000
                                                 ==========                    ==========

Item 7b.  Exhibits

Exhibit 10a - Contract for the sale of P/R Business, Inc.

Exhibit 10b - Contract for the sale of Friendly Bear Plaza, Inc.

Item 8. Change in Fiscal Year

Nothing to report.

Item 9. Change in Security Rating

Nothing to report.

                                        8


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SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Senior Care Industries, Inc.
                                                   (Registrant)

Dated: May 1, 2002

/S/ Mervyn Phelan, Sr.
-----------------------------------
Mervyn Phelan, Sr.
Chief Executive Officer

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